SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              December 13, 1996



                           BARRINGER TECHNOLOGIES INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



    Delaware                         0-3207                          84-0720473

(State or other jurisdiction of    (Commission                     (IRS Employer
 incorporation or organization)     File Number)             Identification No.)



   219 South Street, New Providence, New Jersey                        07974
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:         (908) 665-8200



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Item 5.  Other Events.

     On December 13, 1996, Barringer Technologies Inc. (the "Company"), pursuant to the exercise of the over-allotment option provided in connection with the Company's underwritten public offering, sold an additional 187,500 shares of its common stock and 187,500 of its common stock purchase warrants to Janney Montgomery Scott Inc. as representative of the several underwriters. A copy of the Company's press release has been filed as an Exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits.

Exhibit 28.1 Press Release, dated December 16, 1996.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             BARRINGER TECHNOLOGIES INC.

                                            By:/s/Richard S. Rosenfeld
                                               _________________________________
                                               Richard S. Rosenfeld,
                                               Chief Financial Officer

Dated:  December 18, 1996


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                                  EXHIBIT INDEX

Exhibit

28.1              Press Release, dated December 16, 1996.